Exhibit 99.1

Bank One Auto Securitization Trust 2003-1

Monthly Servicer Certificate

For the Collection Period ended: October 31, 2006

Distribution Date Summary

	Initial	Begin	End	# days
Distribution Date			11/20/2006
Collection Period		10/1/2006	10/31/2006	31
Monthly Interest Period - Actual		10/20/2006	11/20/2006	31
Monthly Interest - Scheduled				30
Pool Balance	733,163,743.80	132,104,001.07	122,936,560.62	—

Monthly Distribution Summary

	Initial Balance	Beginning Balance	Principal Distribution	Ending Balance	Note Factor
Class A-1 Notes	149,000,000.00	—	—	—	—
Class A-2 Notes	245,000,000.00	—	—	—	—
Class A-3 Notes	151,000,000.00	—	—	—	—
Class A-4 Notes	160,670,000.00	119,075,210.31	8,136,103.40	110,939,106.91	0.6904780
Class B Notes	18,329,000.00	—	—	0.00	0.0000000

Total Securities	723,999,000.00	119,075,210.31	8,136,103.40	110,939,106.91	0.1532310

	Coupon Rate	Monthly Accrued Interest	Prior Interest Carryover	Total Interest Paid	Interest Shortfall
Class A-1 Notes	1.1000%	—	—	—	—
Class A-2 Notes	1.2900%	—	—	—	—
Class A-3 Notes	1.8200%	—	—	—	—
Class A-4 Notes	2.4300%	241,127.30	—	241,127.30	—
Class B Notes	2.1000%	—	—	—	—

Total Securities		241,127.30	—	241,127.30	—

Available Collections
Principal Payments Received					8,992,016.13
Interest Payments Received					712,879.98
Receivables Repurchased during collection period - Principal				—	—
Receivables Repurchased during collection period - Interest					—
Recoveries on Defaulted Receivables					27,682.66

Total Available Collections					9,732,578.77

Reserve Account Transfer Amount					—

Total Available Funds					9,732,578.77

Summary of Distributions
Payment of Servicing Fee:					110,086.67
Payment of Class A Interest Amount:					241,127.30
First Priority Principal Distribution Amount:					—
Payment of Class B Monthly Interest:					—
Regular Principal Distribution Amount:					8,136,103.40
Payment to the Reserve Account to Maintain Specified Reserve Balance:					—

Remaining Available Funds (To the Holder(s) of the Certificates)					1,245,261.40

Release of excess reserve					8,128.50

Total Funds Remitted (To the Holder(s) of the Certificates)					1,253,389.90

Bank One Auto Securitization Trust 2003-1

Monthly Servicer Certificate

For the Collection Period ended: October 31, 2006

Calculation of Servicing Fee
Beginning Pool Balance		132,104,001.07
Multiplied By: Monthly Servicing Fee (1.0%/12)		0.08333%
Monthly Servicing Fee		110,086.67
Plus: Unpaid Servicing Fees from Prior Periods		—

Servicing Fees Due and Paid		110,086.67

Calculation of Class A Interest Amount Due
Class A-1 Note Interest Accrued		—
Class A-2 Note Interest Accrued		—
Class A-3 Note Interest Accrued		—
Class A-4 Note Interest Accrued		241,127.30
Total Class A Note Interest Accrued During Period		241,127.30
Plus: Interest Shortfalls from Prior Periods		—

Total Class A Note Interest Due		241,127.30

Calculation of Class A Interest Amount Paid
Available Collections After Servicing Fee		9,622,492.10
Available Collection Shortfall		—
Reserve Account Draw		—

Class A Interest Amount Paid		241,127.30

Class A Interest Shortfall Carryforward		—

Calculation of First Priority Principal Distribution Amount Due:
Beginning Class A Note Balance		119,075,210.31
Less: Ending Pool Balance		122,936,560.62

First Priority Principal Distribution Amount		—

Calculation of First Priority Principal Distribution Amount Paid:
Available Collections After Servicing Fee and Class A Interest		9,381,364.80
Available Collections Shortfall		—
Reserve Account Draw		—

First Priority Principal Distribution Amount Paid		—

Calculation of Class B Interest Amount Due
Class B Note Interest Accrued		—
Plus: Interest Shortfalls from Prior Periods		—

Total Class B Note Interest Due		—

Calculation of Class B Interest Amount Paid
Available Collections After Servicing Fee, Class A Interest and First Priority Principal		9,381,364.80
Available Collection Shortfall		—
Reserve Account Draw		—

Class B Interest Amount Paid		—

Class B Interest Shortfall Carryforward		0.00

Calculation of Regular Principal Distribution Amount:
Aggregate Beginning Outstanding Note Balance		119,075,210.31
Less:
Ending Pool Balance	122,936,560.62
Less: Target Overcollateralization Amount	(11,997,453.71)	110,939,106.91

Less: First Priority Principal Distribution Amount		—

Regular Principal Distribution Amount before Reserve Account Draw Amount		8,136,103.40

Available Funds, before Reserve Account Draw		9,381,364.80
Available Funds Shortfall Amount		—
Reserve Account Draw Amount		—

Regular Principal Distribution Amount Paid		8,136,103.40

Bank One Auto Securitization Trust 2003-1

Monthly Servicer Certificate

For the Collection Period ended: October 31, 2006

Class A Principal Distribution Amount Due:
The Greater of:
(A) The Beginning Class A-1 Note Balance	—
(B) The Beginning Class A Note Balance minus the lesser of:	119,075,210.31
(i) the product of (x) the Ending Pool Balance and (y) 88.75% plus a % equivalent of a fraction equal to the Reserve Account (prior to deposits) divided by the Ending Pool Balance	110,939,106.91

8,136,103.40
(ii) the excess of (x) the Ending Pool Balance over (y) the Target Overcollateralization Amount	110,939,106.91

8,136,103.40

Class A Principal Distribution Amount	8,136,103.40

Class B Principal Distribution Amount Due:
The excess of (A) the sum of (i) the Ending Class A Note Balance and (ii) the Beginning Class B Note Balance over (B) the excess of (x) the Ending Pool Balance and (y) the Target Overcollateralization Amount	—

Class B Principal Distribution Amount	—

Principal Distribution Amount Paid:
Available Collections for Principal Distribution	9,381,364.80

(i) To the Class A Notes, sequentially:
(a) Class A-1 Notes	—
(a) Class A-2 Notes	—
(a) Class A-3 Notes	—
(a) Class A-4 Notes	8,136,103.40
(ii) To the Class B Notes	—
(iii) To the Certificateholder	1,245,261.40

Target Overcollateralization Amount
Lesser of:
(A) 2.25% of the Initial Pool Balance	16,496,184.24
(B) The greater of:
(i) 0.75% of the Initial Pool Balance less the Pre-Addition Reserve Balance	3,657,690.22
(ii) 11.25% of the Ending Pool Balance less the Pre-Addition Reserve Balance	11,997,453.71

Target Overcollateralization Amount	11,997,453.71

Overcollateralization Amount
Beginning Overcollateralization Amount	13,028,790.76
Target Overcollateralization Amount	11,997,453.71
Overcollateralization Excess/(Deficiency)	1,031,337.05
Overcollateralization Release Amount	1,031,337.05
Overcollateralization Increase Amount	—

Overcollateralization Amount	11,997,453.71

Reserve Account
Beginning Reserve Account Balance	1,832,909.36
Plus: Interest Accrued	8,128.50
Less: Reserve Account Draw	—
Reserve Account Balance Prior to Deposits	1,841,037.86

Specified Reserve Account Balance is Greater of:
(a) 0.80% of Ending Pool Balance	983,492.48
(b) 0.25% of the Initial Pool Balance	1,832,909.36

Reserve Account (Deficiency)/Excess	8,128.50
Deposit of Excess Available Funds	—
Release of excess reserve	8,128.50

Ending Reserve Account Balance	1,832,909.36

Bank One Auto Securitization Trust 2003-1

Monthly Servicer Certificate

For the Collection Period ended: October 31, 2006

POOL STATISTICS

Collateral Pool Balance Data:

	Initial	Current
Net Pool Balance	733,163,743.80	122,936,560.62
Number of Current Contracts	41,825	18,112
Weighted Average Loan Rate	6.4000%	6.3903%
Weighted Average Remaining Term (months)	56.6	21.5

Net Loss Activity:

	Units	Principal Balance
Principal Losses for Current Collection Period	30	175,424.32
Less: Recoveries from Prior Months Charge offs		27,682.66
Net Principal Losses for Current Collection Period		147,741.66
Monthly Net Loss Rate (Annualized)		1.3420%

Beginning Net Principal Losses	1,217	8,088,747.02
Net Principal Losses for Current Collection Period	30	147,741.66
Cumulative Net Principal Losses	1,247	8,236,488.68
Cumulative Net Principal Loss Rate		1.1234%

Receivables for which related Financed Vehicle has been repossessed and not liquidated	29	317,918.17

Delinquencies Aging Profile - End of Period:

	Percentage $	Units	Outstanding Principal Balance
Current	87.63%	16,288	107,733,782.36
1 - 29 Days Delinquent	9.32%	1,406	11,451,579.34
30 - 59 Days Delinquent	1.70%	248	2,086,131.86
60 - 89 Days Delinquent	0.85%	112	1,043,522.12
90 - 119 Days Delinquent	0.30%	35	363,163.44
120-149 Days Delinquent	0.11%	12	131,309.02
150-179 Days Delinquent	0.09%	10	116,718.61
180+ Days Delinquent	0.01%	1	10,353.87

Total		18,112	122,936,560.62

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate on this 16th day of November, 2006.

JPMorgan Chase Bank, NA (formerly Bank One, NA) as Servicer

By:	/s/ Philip C. McNiel
Philip C. McNiel
Vice President